UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2005

____________________

MedXLink Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30819 (Commission File Number)	11-2647209 (I.R.S. Employer Identification No.)
378 North Main, #124 Layton, Utah (Address of Principal Executive Offices)	84041 (Zip Code)

Registrants telephone number, including area code: (801) 497-9075

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 10, 2005, MedXLink Corp., a Nevada corporation ("MedXLink"), PDTI Acquisition Corp., a Delaware corporation, Dean Becker, Particle Drilling Technologies, Inc., a Delaware corporation ("PDTI"), ProDril Partners LLC, a Texas limited liability company, and Thomas E. Hardisty signed an amendment to the previously announced Agreement and Plan of Reorganization dated July 14, 2004 pursuant to which MedXLink will acquire PDTI in a stock-for-stock transaction.

Pursuant to the amendment to the Agreement and Plan of Reorganization, the amount capital stock of MedXLink that is permitted to be issued and outstanding as of the closing of the merger was increased from 850,000 to 1,550,000 shares of common stock. The increase of 700,000 shares of common stock of MedXLink that are permitted to be issued and outstanding as of the closing of the merger as a result of this amendment will be fully offset by the cancellation of an equivalent number of shares of common stock of PDTI prior to the consummation of the merger. The amendment also eliminates the condition to closing of the merger that PDTI issue and sell at least 1.5 million shares of its Series A Convertible Preferred Stock. Finally, the parties agreed to eliminate the right of the parties to terminate the merger agreement if the merger had not been consummated by August 15, 2004.

Amendment No. 1 to the Agreement and Plan of Reorganization is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit

Exhibit No.	Description
99.1

Amendment No. 1 to the Agreement and Plan of Reorganization dated January 10, 2005 by and among MedXLink Corp., a Nevada corporation, PDTI Acquisition Corp., a Delaware corporation, Dean Becker, Particle Drilling Technologies, Inc., a Delaware corporation, ProDril Partners LLC, a Texas limited liability company, and Thomas E. Hardisty

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDXLINK CORP.

Date: January 11, 2005 By: /s/ DEAN BECKER

Name: Dean Becker

Title: President

EXHIBIT INDEX

Exhibit No.	Description
99.1

Amendment No. 1 to the Agreement and Plan of Reorganization dated January 10, 2005 by and among MedXLink Corp., a Nevada corporation, PDTI Acquisition Corp., a Delaware corporation, Dean Becker, Particle Drilling Technologies, Inc., a Delaware corporation, ProDril Partners LLC, a Texas limited liability company, and Thomas E. Hardisty

First Amendment to Agreement and Plan of REORGANIZATION

This First Amendment to Agreement and Plan of Reorganization (this "First Amendment") is made as of this 10th day of January, 2005 by and among MedXLink Corp., a Nevada corporation (hereinafter "Parent"); PDTI Acquisition Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of Parent (hereinafter "Merger Sub"); Dean Becker, the principal shareholder of Parent (hereinafter the "Major Shareholder"); and Particle Drilling Technologies, Inc., a Delaware corporation (hereinafter the "Company"), ProDril Partners LLC, a Texas limited liability company (hereinafter "ProDril"), and Thomas E. Hardisty (hereinafter "Hardisty"). This First Amendment amends the Agreement and Plan of Reorganization dated as of July 14, 2004 by and among Parent, Merger Sub, Major Shareholder, the Company, ProDril and Hardisty (the "Original Agreement"). The Original Agreement, as amended by this First Amendment, is referred to herein as the "Agreement." Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

RECITALS:

WHEREAS, Parent, Merger Sub, Major Shareholder, the Company, ProDril, and Hardisty desire to amend the Agreement.

WHEREAS, pursuant to Section 15(d) of the Agreement, the Agreement may be amended only in writing as agreed by all parties thereto.

NOW, THEREFORE, the parties hereto, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

  AMENDMENTS

    Amendment to Section 5(h) of the Agreement. The number "850,000" in the second sentence of Section 5(h) of the Agreement is hereby amended to read "1,550,000".
    Amendment to Section 6 of the Agreement. The phrase ", which Closing shall occur on or before August 15, 2004" in the first sentence of Section 6 of the Agreement is hereby deleted in its entirety.
    Amendment to Section 7(g) of the Agreement. The number "850,000" in Section 7(g) of the Agreement is hereby amended to read "1,550,000".
    Amendment to Section 8(j) of the Agreement. The number "850,000" in the first sentence of Section 8(j) of the Agreement is hereby amended to read "1,550,000".
    Amendment to Section 9(c) of the Agreement. Section 9(c) of the Agreement is hereby deleted in its entirety.
    Amendment to Section 15(c) of the Agreement. Section 15(c) of the Agreement is hereby amended and restated to read in its entirety as follows:

  "(c) Termination. This Agreement and all obligations hereunder (other than those under Section 15(l)) may be terminated (i) at any time by the non-breaching party if any of the representations and warranties or other agreements made herein by the other party have been materially breached, (ii) by mutual written consent of Parent and the Company or (iii) by the Company if the Company Stockholders do not approve the Merger."

  GENERAL PROVISIONS
    Effectiveness and Ratification. All of the provisions of this First Amendment shall be effective as of the date hereof. Except as specifically provided for in this First Amendment, the terms of the Agreement remain in full force and effect. In the event of any conflict or inconsistency between the terms of this First Amendment and the Original Agreement, the terms of this First Amendment shall prevail and govern.
    Severability. If any term or other provision of this First Amendment is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this First Amendment will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this First Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
    Amendment; Entire Agreement. Whenever the Agreement is referred to in the Original Agreement or in any other agreement, documents and instruments, such reference shall be deemed to be to the Original Agreement as amended by this First Amendment. The Agreement, as amended by this First Amendment, (together with the Exhibit thereto) constitutes the entire agreement of the parties, and supersedes all prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof.
    Governing Law; Venue. This First Amendment will be governed by, and construed in accordance with, the internal laws of the State of Delaware.
    Counterparts. This First Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

MEDXLINK CORP.: PARTICLE DRILLING TECHNOLOGIES, INC.:

By: /s/ DEAN BECKER By: /s/ J. CHRISTOPHER BOSWELL

Its: President Its: Senior Vice President and Chief Financial Officer

PDTI ACQUISITION CORP.: DEAN BECKER:

By: /s/ DEAN BECKER By: /s/ DEAN BECKER

Its: President

THOMAS E. HARDISTY: PRODRIL PARTNERS LLC

By: /s/ THOMAS E. HARDISTY By: /s/ PRENTIS B. TOMLINSON, JR. Its: President